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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: April 21, 2004

                        (Date of earliest event reported)

                        THE REYNOLDS AND REYNOLDS COMPANY

             (Exact name of registrant as specified in the charter)



OHIO                                       1-10147                    31-0421120
(State or other jurisdiction of     (Commission File No.)          (IRS Employer
incorporation)                                               Identification No.)


                        THE REYNOLDS AND REYNOLDS COMPANY

                                ONE REYNOLDS WAY

                               DAYTON, OHIO 45402

                    (Address of Principal Executive Offices)

                                 (937) 485-2000

               (Registrant's telephone number including area code)

                             115 SOUTH LUDLOW STREET

                               DAYTON, OHIO 45402

          (Former name or former address, if changed since last report)

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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

         On April 21, 2004, The Reynolds and Reynolds Company issued an earnings release announcing its financial results for the quarter ended March 31, 2004. A copy of the earnings release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE REYNOLDS AND REYNOLDS COMPANY

                                    By: /s/ Douglas M. Ventura
                                    -----------------------------------

                                    Douglas M. Ventura, Vice President of
                                    Corporate and Business Development, General
                                    Counsel and Secretary

Dated: April 21, 2004



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     EXHIBIT INDEX
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
          99.1 Press Release of The Reynolds and Reynolds Company dated April 21, 2004.
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